SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2003

AMERICAN TOWER CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-14195 (Commission File Number)	65-0723837 (IRS Employer Identification No.)

116 Huntington Avenue

Boston, Massachusetts 02116

(Address of Principal Executive Offices) (Zip Code)

(617) 375-7500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 7(c).    Exhibits

Exhibit 99	Press Release of American Tower Corporation, dated April 30, 2003, reporting American Tower’s financial results for the first quarter of 2003.

Item 9.    Regulation FD Disclosure (and information furnished under Item 12)

This following information is furnished pursuant to Item 12. Results of Operations and Financial Condition:

Attached and incorporated herein by reference as Exhibit 99 is a copy of a press release of the Company, dated April 30, 2003, reporting the Company’s financial results for the first quarter of 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN TOWER CORPORATION

(Registrant)

Date: April 30, 2003

/s/    Bradley E. Singer

Name: Bradley E. Singer

Title: Chief Financial Officer and Treasurer

Exhibits

Exhibit 99	Press Release of American Tower Corporation, dated April 30, 2003, reporting American Tower’s financial results for the first quarter of 2003.